Supplement dated May 1, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015 for the following Fund:

Fund
COLUMBIA ACORN TRUST Columbia Acorn USA®

Effective May 1, 2015, the prospectus and summary prospectus for the Fund are each hereby supplemented to reflect the following:

It is expected that Robert A. Mohn, lead portfolio manager of Columbia Acorn USA, Domestic Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”) and Vice President of Columbia Acorn Trust will step down from those roles in the fourth quarter of 2015.

William J. Doyle, current co-portfolio manager of Columbia Acorn USA, will continue in that role. Mr. Mohn will continue to perform portfolio management services for the Fund leading up to his departure to ensure a smooth transition in management.

Shareholders should retain this Supplement for future reference.

SUP115_12_001_(05/15)